UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 13, 2010
Commercial Vehicle Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
SIGNATURES

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 13, 2010, Commercial Vehicle Group, Inc. (“CVGI”) held its annual meeting of stockholders. All matters submitted to a vote of our stockholders, as described in the proxy statement furnished to stockholders in connection with the annual meeting, which was filed with the Securities and Exchange Commission on April 2, 2010, were approved. The number of shares of common stock entitled to vote at the annual meeting was 23,882,165 shares, representing the number of CVGI shares outstanding as of the record date, or March 17, 2010.
The results for each matter voted on were as follows:
a.	The following directors were elected for terms expiring at the annual meeting in 2013:

	Votes For	Votes Withheld	Non-Votes
Scott C. Arves	9,285,327	7,475,241	4,786,869
Robert C. Griffin	9,181,806	7,578,762	4,786,869
Richard A. Snell	9,195,516	7,565,052	4,786,869
b.	The appointment of Deloitte & Touche LLP as our independent public accounting firm for the fiscal year ending December 31, 2010 was ratified:

Shares Voted for	Shares Voted
Proposal	Against Proposal	Abstain	Non-Votes
21,290,478	236,224	20,735	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Vehicle Group, Inc.
May 14, 2010	By:	/s/ Chad M. Utrup
		Name:	Chad M. Utrup
		Title:	Chief Financial Officer